UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2026

QUIDELORTHO CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-41409	87-4496285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 552-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2026, Michelle A. Hodges, the Chief Legal Officer and Corporate Secretary of QuidelOrtho Corporation (the “Company”), notified the Company of her plans to retire from these roles, effective March 23, 2026 (the “Effective Date”), to be concurrent with the Company’s appointment of a successor Chief Legal Officer and Corporate Secretary. In connection with her retirement, the Company and Ms. Hodges are entering into a transition and retirement agreement to provide for the smooth and orderly transition of Ms. Hodges’ duties. During such transition period, of up to six months, the Company will pay Ms. Hodges her current base salary and other benefits. Thereafter, Ms. Hodges has agreed to serve as a special advisor to the Company’s Chief Executive Officer for a period of up to twenty-four months (the “Special Advisor Term”). During the first twelve months of the Special Advisor Term, Ms. Hodges will be paid at her current base salary rate, which will be reduced by 50% for the remainder of the Special Advisor Term, and she will otherwise remain eligible for employee benefits during the Special Advisor Term, including annual bonus and equity grant opportunities. Ms. Hodges’ equity awards will continue to remain outstanding and vest under the existing terms and conditions set forth in the governing plan documents and applicable equity agreements through the end of the Special Advisor Term.

In accordance with the succession planning processes of the Board of Directors of the Company (the “Board”), the Board has appointed Nathaniel “Nate” Sisitsky, as Chief Legal Officer, to succeed Ms. Hodges as Chief Legal Officer and Corporate Secretary, effective as of the Effective Date.

Item 7.01	Regulation FD Disclosure.

A copy of the press release issued in connection with the transition described above is furnished with this Current Report on Form 8-K (the “Form 8-K”) as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release issued by QuidelOrtho Corporation, dated March 24, 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2026

QUIDELORTHO CORPORATION

By:	/s/ Joseph M. Busky
Name:	Joseph M. Busky
Its:	Chief Financial Officer